DUKE REALTY CORPORATION
AGREEMENTS TO SELL MEDICAL OFFICE BUSINESS AND PORTFOLIO
MAY 1, 2017


1610
33 Logistics Park 1610 Lehigh Valley, PA

DukeREALTY

Forward-Looking Statement

This slide presentation contains statements that constitute "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 as amended by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties. The words "expect," "anticipate," "intend," "plan," "will," "may," "should," "could," "would," and similar expressions are intended to identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. Duke Realty Corporation undertakes no obligation to update or revise any forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by forward-looking statements in this slide presentation. Many of these factors are beyond our ability to control or predict. Factors that could cause actual results to differ materially from those contemplated in this slide presentation include, but are not limited to, Duke Realty Corporation's ability to complete the disposition on the currently agreed upon terms, or at all, including the satisfaction of closing conditions; Duke Realty Corporation's ability to redeploy the transaction proceeds, including its ability to repay outstanding debt and availability of assets in which to reinvest; and changes to Duke Realty Corporation's dividend policy. A further description of these and other risks and uncertainties can be found in the factors set forth in our filings with the Securities and Exchange Commission, including our annual report on Form10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

Certain of the financial measures appearing in this slide presentation are or may be considered to be non-GAAP financial measures. Management believes that these non-GAAP financial measures provide additional appropriate measures of our operating results. While we believe these non-GAAP financial measures are useful in evaluating our company, the information should be considered supplemental in nature and not a substitute for the information prepared in accordance with GAAP. We have provided for your reference supplemental financial disclosure for these measures, including the most directly comparable GAAP measure and an associated reconciliation in the appendix to this presentation as well as in our most recent quarter supplemental report and earnings release, the latter two of which are available on our website at www.dukerealty.com. Our most recent quarter supplemental report also includes the information necessary to recalculate certain operational ratios and ratios of financial position. The calculation of these non-GAAP measures may differ from the methodology used by other REITs, and therefore, may not be comparable.

Exit of MOB Business Completes Duke Realty's Transformation

Portfolio Overview By Product


Industrial
36%
MOB
5%
Retail
4%
Office
55%
2009
Industrial
78%
MOB
21%
Office
1%
2016
Industrial
99%
Office
1%
PF 3/31/17(1)

Positions Duke Realty as Leading Pure Play Domestic Industrial REIT

DukeREALTY *(1) Proforma for sale of medical office building business and portfolio.*

Transaction Highlights

- ☑ Positions Duke Realty as the leading domestic pure play industrial REIT
- ☑ Simplifies business model; management focused exclusively on industrial platform
- ☑ Significant accretion to analyst view of NAV(1)
- ☑ Transaction structured to minimize earnings dilution – AFFO growth expected in 2017
- ☑ Reduced leverage: pro forma (TTM) debt / EBITDA of 4.9x – 4.1x with significant flexibility to fund future growth(2)
- ☑ Maintain current dividend – conservative AFFO payout ratio at less than 75%
- ☑ After debt paydown, cash retained or distributed will be $1,265 million
- ☑ Retained proceeds of $540 million to $1,015 million expected to be redeployed into core industrial assets by early 2018 further enhancing earnings growth - incremental leverage capacity to drive investments through the middle of 2018
- ☑ Special dividend expected of approximately $250 million to $725 million ($0.70 to $2.00 per share), dependent mainly on potential acquisitions(3)

(1) Estimated to be over $1.00 per share accretive to consensus NAV estimates.
(2) Assumes special dividend of $0.70 – $2.00 per share; Duke expects to reinvest proceeds by early 2018.
(3) Transaction has been structured to allow for tax deferral through Section 1031 acquisitions.

Summary Transaction Overview

	HTA Portfolio and Business[1]		TriHealth Portfolio		Total Portfolio and Business[2]	
	Size	#	Size	#	Size	#
In-Service Properties	5.6MM SF	71	381K SF	10	6.0MM SF	81
Development Properties[3]	288K SF	5			288K SF	5
Unconsolidated JVs	732K SF	2			732K SF	2
Land	16.5 acres	N/A			16.5 acres	N/A
Total Portfolio	**6.6MM SF / 16.5 acres**	**78**	**381K SF**	**10**	**7.0MM SF / 16.5 acres**	**88**
Gross Proceeds	**$2.8 billion**		**$155 million**		**$2.955 billion**	
Seller Financing	**$330 million**[4]		**$70 million**[5]		**$400 million**	

(1) *Includes operating and development platform.*
(2) *The final composition of the Total Portfolio could be impacted by ROFR's which could allow various hospital systems to purchase up to 30 properties.*
(3) *Buyer will assume obligation to complete developments and will receive credit at closing for estimated costs to complete of $50 million; closing expected to occur in multiple stages in late Q2 and early Q3.*
(4) *Duke Realty providing financing of $330 million in the form of a first mortgage note on a pool of properties representing ~75% LTV; the interest rate will be 4.0%; three annual principal payments of $110 million will be due beginning 2018; the seller financing mitigates earnings dilution, allows for orderly reinvestment of proceeds, and creates tax efficiencies*
(5) *Duke Realty provided financing of $70 million in the form of an unsecured note guaranteed by buyer which is A+ rated; the interest rate will be 4.0%; two annual principal payments of $35 million will be due beginning 2018.*

Summary Sources and Uses

1 Seller Financing

- Utilize $400 million of seller financing to minimize earnings dilution
- Allows for more orderly reinvestment of proceeds
- Creates tax efficiencies

2 Leverage Reduction

- Repay $1.2 billion of debt, substantially reducing near term maturities
- Balance sheet is best in class

3 Capital Return to Shareholders

- $0.70 to $2.00 cash special dividend to shareholders

4 Cash to Fund Growth

- Funds $786 million industrial development pipeline - 6.4% yield[5]
- Funds active acquisitions pipeline, 1Q'17 acquisitions of $117 million – 4.7% yield[6]
- Expect to redeploy cash by early 2018, additional leverage capacity to fund growth through middle of 2018

	Sources:	$ in Millions
	Estimated Gross Proceeds[1]	$2,955
	Cost Associated with Transaction[2]	($100)
1	Seller Financing	($400)
	Cash Available to Redeploy	$2,455

	Uses:	$ in Millions
2	Debt Repayments[3]	($1,190)
3	Special Dividend[4]	($725) to ($250)
4	Cash for Future Investments	$540 to $1,015

(1) Includes MOB Business and TriHealth portfolio.
(2) $50 million of construction costs and $50 million of estimated closing costs.
(3) Consists of the repayments of the credit facility (March 31, 2017 balance of $237 million + estimated Q2 activity of $263 million), term loans of $250 million, bonds of $415 million and debt premiums of $25 million.
(4) Dependent on reinvestment opportunities; the transaction has been structured to accommodate Section 1031 acquisitions.
(5) Initial stabilized cash yield, 6.8% stabilized GAAP yield.
(6) Represents projected stabilized investment and return on real estate assets acquired after stabilization. Costs (such as applicable closing costs, lease up costs of any vacant space acquired, and deferred maintenance costs) are added to the acquisition price.

Detailed Use of Proceeds and Impact to 2017 Core FFO

(dollars in millions)

	Amount	Estimated GAAP 2017 "Reinvestment" Yield
TriHealth Portfolio Sale Price	$155	
HTA Portfolio Sale Price	2,800	
Estimated Gross Proceeds	**2,955**	
Estimated Construction Costs to Complete	(50)	
Estimated Closing Costs and Taxes	(50)	
Estimated Net Proceeds	**2,855**	(4.5%)(2)
Note receivable for TriHealth Portfolio	(70)	4.0%
Note receivable for HTA Portfolio	(330)	4.0%
Cash Available	**2,455**	
Debt Repayments		
Line of Credit(1)	(500)	~1.9%
1/15/2018 Bonds @ 6.5% Coupon	(286)	6.0%
1/15/2019 Term Loan	(250)	~2.0%
3/15/2020 Bonds @ 6.75% Coupon	(129)	6.0%
Debt Premiums	(25)	
Total Debt Repayments	**(1,190)**	
Special Dividend	**(725) to (250)**	N/A
Cash for Future Investments	**$540 to $1,015**	1.0% – 3.0%(3)

(1) March 31, 2017 balance of $237 + estimated Q2 activity of $263.
(2) Represents $31.939 of Q1 property level net operating income (PNOI), per page 15 of 1Q'2017 Supplemental Information, which is $127.756 on an annualized basis divided by estimated net proceeds.
(3) Reflects short term 2017 yields during cash redeployment.

Impact on 2017 Leverage Metrics and Earnings

Impact of Deleveraging on Credit Ratios

	4/26/2017 Guidance	Revised Guidance After Transactions
Debt Gross Assets	40% – 36%	31% – 27%
FCC (Proforma TTM)	3.7x – 4.1x	4.4x – 4.8x
Debt to EBITDA (Proforma TTM)	5.8x – 5.4x	4.9x – 4.1x

Impact to Core FFO and AFFO

	4/26/2017 Guidance	Revised Guidance After Transactions	Change
Core FFO	$1.24 – $1.30	$1.16 –$1.24	($0.08) – ($0.06)
AFFO Growth over 2016	4.7% – 10.3%	0% – 5.7%	(4.7%) – (4.6%)

Assumes special dividend of $0.70 – $2.00 per share; Duke Realty expects to reinvest proceeds by early 2018, incremental leverage capacity to fund growth through middle of 2018

Improved Debt Maturities & Capital Structure

3/31 Debt Maturities

($ in millions)



41% of debt matures through 2020
$57
$325
$279
$631
$262
$1,630
2017
2018
2019
2020
2021
Thereafter
Weighted Average Interest Rate
5.91%
5.70%
7.57%
3.00%
3.99%
3.97%
JV Debt
Secured Debt
Unsecured Debt

3/31 Proforma Debt Maturities



Repaid: 2018 6.5% Bonds $286
17% of debt matures through 2020
Repaid: Line of credit $237(1) Term Loan $250 2020 6.75% bonds $129
$57
$39
$279
$15
$262
$1,630
2017
2018
2019
2020
2021
Thereafter
Weighted Average Interest Rate
5.91%
2.99%
7.57%
5.85%
3.99%
3.97%
JV Debt
Secured Debt
Unsecured Debt

CAPITALIZATION

(in $ millions at 3/31/17, excludes unconsolidated JV debt)



Unsecured debt $2,735
Secured debt $367
25%
75%
Common equity at market value (3/31/17) $9,428

PROFORMA CAPITALIZATION

(in $ millions at 3/31/17, excludes unconsolidated JV debt)

$1,190(1) reduction in total debt plus cash remaining of $1,265



Unsecured debt $1,833
Secured debt $367
19%
81%
Common equity at market value (3/31/17) $9,428

(1) *March 31, 2017 balance of $237 + estimated Q2 activity of $263.*

Components of Net Asset Value

March 31, 2017 - With Proforma Adjustments for MOB Sale[1]

(unaudited and in thousands)

Real Estate

Stabilized Operating Portfolio Generating Positive NOI - Current Quarter		
Wholly Owned Industrial Proforma NOI	$	117,153
Share of Industrial JV Proforma NOI		4,107
Total Industrial	$	121,260
Wholly Owned Non-Core Real Estate Proforma NOI	$	1,506
Share of Non-Core Real Estate JV Proforma NOI		396
Total Non-Core Real Estate	$	1,902
Embedded Future PNOI from Signed Leases in Recently Stabilized Developments		
Industrial	$	1,223
PNOI from Unstabilized In-Service Developments		
In-place PNOI - Industrial Developments	$	17
Embedded Future PNOI from Signed Leases - Industrial Developments	$	242
Estimated PNOI from Future Lease Up - Industrial Developments	$	583

Real Estate Not Valued by Income Capitalization

Pending Sales:		
Estimated Net Cash Proceeds from Medical Office Building[2]	**$**	**2,455,000**
Seller Financing Notes Receivable[3]	**$**	**400,000**
Estimated Net Proceeds from Other Assets Held for Sale	$	3,642
Gross Book Value of Stabilized Portfolio Generating Negative NOI	$	180,407
Development and Land		
Wholly Owned CIP[4]	$	398,077
Share of JV CIP		7,967
Estimated Development Value Creation at Own %[5]		161,491
Wholly Owned Development Land[6]		155,487
Wholly Owned Sale Land		50,586
Share of JV Land		45,114
	$	818,722

Services Operations Net Income

Mid-Point of 2017 Full Year Guidance	$	3,000

Other Assets

Cash - March 31, 2017	$	13,389
Restricted cash held for like-kind exchange - March 31, 2017		58,029
Accounts Receivable and Construction Receivables[7]		17,034
Other Tangible Assets[8]		105,097
Subtotal Other Assets	$	193,549

Liabilities

Total Debt, excluding deferred financing costs	$	3,102,326
Share of JV Debt		82,603
Other Tangible Liabilities[9]		273,547
Total Liabilities	$	3,458,476

Outstanding Shares and Share Equivalents

Common Shares Outstanding	355,587
Partnership Units Outstanding	3,308
Other Potentially Dilutive Securities	3,163
	362,058

Notes

(1) Unless otherwise stated, amounts are derived from the Duke Realty Corporation's "Supplemental Information - First Quarter 2017" as posted on the Company website.

(2) Total proceeds less estimated closing costs and costs to complete for sales of the Company's medical office assets per page 7 of this presentation. Repayments of debt, investments in property development or acquisitions, payments of special dividends and other uses of proceeds, are not reflected.

(3) $70 million of the seller financing is related to the sale of the TriHealth Portfolio, while $330 million of the seller financing is related to the HTA Portfolio.

(4) CIP per the March 31, 2017 balance sheet, less $42,981 related to MOB portfolio.

(5) Excludes $16,090 of estimated value creation for MOB developments.

(6) Excludes $10,944 of MOB development land.

(7) Excludes MOB-related receivables totaling $7,056.

(8) Excludes MOB-related assets of $10,279.

(9) Excludes MOB-related liabilities totaling $38,573.

2017 Range of Estimates

Revised May 1rd, 2017

(dollars in millions except per share amounts - changes from previous guidance in bold)

	Range of Estimates As of 4/26/17		Revised Range of Estimates		
Metrics	**Pessimistic**	**Optimistic**	**Pessimistic**	**Optimistic**	**Key Assumptions**
Net Income per Share Attributable to Common Shareholders – Diluted	$0.68	$0.87	**$4.19**	**$4.70**	▪ Significant gains on MOB sales
NAREIT FFO per Share Attributable to Common Shareholders – Diluted	$1.23	$1.33	**$1.07**	**$1.21**	▪ MOB sales dilution ▪ Includes net gains on land sales and debt extinguishment costs
Core FFO per Share Attributable to Common Shareholders – Diluted	$1.24	$1.30	**$1.16**	**$1.24**	▪ MOB sales dilution $0.06 to $0.08 ▪ Relatively flat occupancy with strong rent growth ▪ Includes lease buyout income of $0.02 per share
Growth in AFFO – Share Adjusted	4.7%	10.3%	**0%**	**5.7%**	▪ MOB sales dilution ▪ Overall strong operating results
Average Percentage Leased (in service)	96.0%	97.0%	96.0%	97.0%	▪ Leased significant speculative development ▪ Near peak occupancy and limited up-side ▪ Revised guidance for industrial only
Same Property NOI Growth	2.5%	4.3%	2.5%	4.3%	▪ Continued solid rent growth, embedded lease escalators ▪ Revised guidance for industrial only
Building Acquisitions (Duke share)	$100	$150	**$150**	**$900**	▪ Focused on Tier 1 markets ▪ Wide range pending opportunities to redeploy MOB proceeds
Building Dispositions (Duke share)	$300	$500	**$3,000**	**$3,200**	▪ Dispose of all MOB and residual office
Land Sale Proceeds	$25	$50	**$30**	**$60**	▪ Non-strategic inventory is shrinking ▪ Includes MOB land
Development Starts (JVs at 100%)	$500	$700	$500	$700	▪ Strong start and good pipeline of BTS prospects ▪ Speculative industrial starts in targeted growth markets ▪ Revised guidance includes industrial only
Service Operations Income	$2	$4	$2	$4	▪ Focus on development over third party work ▪ Lower fees from joint ventures
General & Administrative Expense	$58	$54	**$56**	**$52**	▪ Overhead savings from MOB disposition
Effective Leverage (Gross Book Basis)	40%	36%	**31%**	**27%**	▪ Under leveraged during near term ▪ Will operate at BBB+/Baa1 levels long term
Fixed Charge Coverage (Proforma TTM)	3.7X	4.1X	**4.4X**	**4.8X**	▪ Strong operational performance
Net Debt to Core EBITDA (Proforma TTM)	5.8X	5.4X	**4.9X**	**4.1X**	▪ Will operate at BBB+/Baa1 levels long term ▪ Wide rage pending acquisition opportunities
Special Dividend per Share	-	-	**$0.70**	**$2.00**	▪ Impacted by acquisition opportunities

Reconciliation of 2017 FFO Guidance

	Unaudited	
	Pessimistic	Optimistic
Net Income per Common Share, Diluted	**$4.19**	**$4.70**
Depreciation and Gains on Sales of Depreciated Property (Including Share of Joint Venture)	(3.12)	(3.49)
FFO per Share - Diluted, as Defined by NAREIT	**$1.07**	**$1.21**
Gains on Land Sales	0.00	(0.03)
Loss on Debt Extinguishment	0.08	0.06
Other	0.01	0.00
Core FFO per Share - Diluted	**$1.16**	**$1.24**

Definitions

Funds from Operations ("FFO"): FFO is computed in accordance with standards established by the National Association of Real Estate Investment Trusts ("NAREIT"). NAREIT defines FFO as net income (loss) excluding gains (losses) on sales of depreciable property and impairment charges related to depreciable real estate assets; plus real estate related depreciation and amortization, and after similar adjustments for unconsolidated joint ventures. We believe FFO to be most directly comparable to net income as defined by generally accepted accounting principles ("GAAP"). We believe that FFO should be examined in conjunction with net income (as defined by GAAP) as presented in the financial statements accompanying this release. FFO does not represent a measure of liquidity, nor is it indicative of funds available for our cash needs, including our ability to make cash distributions to shareholders.

Core Funds from Operations ("Core FFO"): Core FFO is computed as FFO adjusted for certain items that are generally non-cash in nature and that materially distort the comparative measurement of company performance over time. The adjustments include gains on sale of undeveloped land, impairment charges not related to depreciable real estate assets, tax expenses or benefits related to (i) changes in deferred tax asset valuation allowances, (ii) changes in tax exposure accruals that were established as the result of the previous adoption of new accounting principles, or (iii) taxable income (loss) related to other items excluded from FFO or Core FFO (collectively referred to as "other income tax items"), gains (losses) on debt transactions, gains (losses) on and related costs of business combinations, gains on the sale of merchant buildings, promote income and severance charges related to major overhead restructuring activities. Although our calculation of Core FFO differs from NAREIT's definition of FFO and may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful supplemental measure of our operating performance.

Definitions (*con't*)

Adjusted Funds from Operations ("AFFO"): AFFO is defined by the Company as the Core FFO (as defined above), less recurring building improvements and total second generation capital expenditures (the leasing of vacant space that had previously been under lease by the Company is referred to as second generation lease activity) related to leases commencing during the reporting period, and adjusted for certain non-cash items including straight line rental income and expense, non-cash components of interest expense and stock compensation expense, and after similar adjustments for unconsolidated partnerships and joint ventures.

Property Level Net Operating Income - Cash Basis ("PNOI"): PNOI is comprised of rental revenues from continuing operations less rental expenses and real estate taxes from continuing operations, along with adjustments to exclude the straight line rental income and expense, amortization of above and below market rents, amortization of lease concessions and lease termination fees as well as an adjustment to add back intercompany rent. PNOI, as we calculate it, may not be directly comparable to similarly titled, but differently calculated, measures for other REITs. We believe that PNOI is another useful supplemental performance measure, as it is an input in many REIT valuation models and it provides a means by which to evaluate the performance of the properties within our Rental Operations segments.

Same Property Net Operating Income ("SPNOI"): We evaluate the performance of our properties, including our share of properties we jointly control, on a "same property" basis, using PNOI with certain minor adjustments. We view same property net operating income as a useful supplemental performance measure because it improves comparability between periods by eliminating the effects of changes in the composition of our portfolio. We define our same property portfolio as those properties that were owned and in-service as of January 1, 2016, and held as in-service properties through the end of the reporting periods shown. In addition to excluding properties that have been sold or identified as held-for-sale through the end of the reporting periods shown, we also exclude properties where revenues from lease buyouts in excess of $250,000 have been recognized in either the full calendar year 2016 or year-to-date calendar year 2017.